Myriad Genetics Promotes Nicole Lambert to Chief Operating Officer SALT LAKE CITY, Dec. 14, 2021 – Myriad Genetics, Inc., (NASDAQ: MYGN), a leader in genetic testing and precision medicine, today announced the promotion of Nicole Lambert to chief operating officer (COO). In her new role, she will continue to report directly to Paul J. Diaz, president and CEO, Myriad Genetics. Over a 20-year career at the company, Lambert served in several senior leadership positions, most recently overseeing Myriad’s Oncology, Women’s Health and International business units as well as genetic testing laboratory operations. As COO, she assumes additional responsibility for accelerating the company’s transformation and growth plans, elevating products to their full potential, and implementing operational efficiencies to better serve patients and healthcare providers. “Nicole is a proven leader with a deep understanding of our business and a passion for our mission of providing genetic insights that improve health and well-being for every individual,” said Diaz. “She has a unique combination of business, healthcare and operational experience coupled with strong leadership qualities and expertise in applying the power of genetics to improve patient outcomes. Nicole has been instrumental in executing our transformation to date and will now play an even broader role in accelerating our progress.” “Over the past 20 years, I have had the honor of being a part of this incredibly committed team. I am proud of the level of excellence that Myriad provides; from accuracy in the laboratory to care and compassion in our customer service and medical teams,” said Lambert. “I have seen this impact my own family, and carry that passion into my new role, as we transform our company with an intensified focus on operational excellence, innovative science, and access for all.” Prior to her career at Myriad, Lambert served as a genetic counselor at LabCorp. She received her bachelor’s degree in Biology and Sociology from Boston College and earned her master’s in genetic counseling from Mt. Sinai School of Medicine at New York University. She currently serves as a board member of Arcus Biosciences (NYSE: RCUS) About Myriad Genetics Myriad Genetics is a leading genetic testing and precision medicine company dedicated to advancing health and well-being for all, empowering individuals with Investor Contact: Nathan Smith (801) 505-5067 Nathan.Smith@myriad.com Media Contact: Megan Manzari (385) 318-3718 Megan.Manzari@myriad.com vital genetic insights and enabling healthcare providers to better detect, treat and prevent disease. Myriad discovers and commercializes genetic tests that determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across medical specialties where critical genetic insights can significantly improve patient care and lower healthcare costs. For more information, visit the Company's website: www.myriad.com. Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, MyRisk, Myriad MyRisk, MyRisk Hereditary Cancer, MyChoice, MyPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, MyChoice CDx, EndoPredict, Prequel, Foresight, GeneSight, RiskScore and Prolaris are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. Safe Harbor Statement Safe Harbor Statement This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to accelerating the company’s transformation and growth plans, elevating products to their full potential, and implementing operational efficiencies to better serve patients and healthcare providers; and the company’s strategic imperatives under the caption “About Myriad Genetics.” These “forward-looking statements” are management’s present expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: uncertainties associated with COVID-19, including its possible effects on the company’s operations and the demand for its products and services; risks related to the company’s ability to efficiently and flexibly manage its business amid uncertainties associated with COVID-19; the risk that sales and profit margins of the company’s existing molecular diagnostic tests may decline or that the company may not be able to operate its business on a profitable basis; risks related to the company’s ability to generate sufficient revenue from its existing product portfolio or in launching and commercializing new tests; risks related to changes in governmental or private insurers’ coverage and reimbursement levels for the company’s tests or the company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests and services; the risk that the company may be unable to develop or achieve commercial success for additional molecular diagnostic tests in a timely manner, or at all; the risk that the company may not successfully develop new markets for its molecular diagnostic tests, including the company’s ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying the company’s molecular diagnostic tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating the company’s laboratory testing facilities; risks related to public concern over genetic testing in general or the company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the company’s ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to the company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses or acquires; risks related to the company’s projections about the potential market opportunity for the company’s products; the risk that the company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the company’s tests; the risk of patent- infringement claims or challenges to the validity of the company’s patents; risks related to changes in intellectual property laws covering the company’s molecular diagnostic tests, or patents or enforcement, in the United States and foreign countries; risks related to security breaches, loss of data and other disruptions, including from cyberattacks; risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that the company may be unable to comply with financial operating covenants under the company’s credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of the company’s Transition Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2021, as well as any updates to those risk factors filed from time to time in the company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. ###